UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Scott C. Sipple
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2018

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Multi-Sector Bond Fund
(formerly Great-West Loomis Sayles Bond Fund)
(Institutional Class, Investor Class and Class L)
Annual Report
December 31, 2018
On June 5, 2018 the Securities and Exchange Commission adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact (866) 345-5954 or make elections online at www.fundreports.com to let the Fund know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
Effective August 24, 2018, Newfleet Asset Management, LLC (“Newfleet”) joined Loomis, Sayles & Company, L.P. (“Loomis Sayles”) as a sub-adviser to the Great-West Multi-Sector Bond Fund.
For the twelve month period ended December 31, 2018, the Great-West Multi-Sector Bond Fund (Institutional Class shares) returned -2.80%, relative to a -0.32% return for the ICE Bank of America Merrill Lynch Corporate & Government Master Index, the Fund’s benchmark index.
Loomis Sayles Commentary
Security selection among high yield, converts and non-U.S. dollar issues were the primary drivers of underperformance. The portion of the Fund sub-advised by Loomis Sayles has the flexibility to opportunistically invest in various fixed income sectors, including U.S. government obligations, foreign bonds, and high yield domestic debt securities. An allocation to cash reserves was additive during the year.
Volatility made a comeback in the first quarter as U.S. equity markets saw their first 10% correction in well over a year. Meanwhile, U.S. Treasury yields spiked higher as investors anticipated further improvement in the U.S. economy and higher inflation. Global growth revisions moved higher for many countries and a weaker U.S. dollar supported emerging markets. Longer-duration U.S. Treasury performance was weak on the back of rising yields (duration refers to a security’s price sensitivity to interest rate changes). The 10-year yield reached a 5-year high in February, but held below 3%. Investment grade corporate bonds struggled during the quarter. The sector’s longer duration weighed on returns as yields rose. Spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) widened a bit but remained near multi-year lows. High yield corporate bonds held up well, supported by better corporate earnings and stable financial conditions. The sector outperformed investment grade corporate bonds, largely due to its higher yields and lower duration. Securitized assets posted weak excess returns over U.S. Treasuries. Within the sector, credit-sensitive asset-backed securities led performance.
On an absolute and excess basis, non-U.S. dollar denominated issues positively contributed to performance as the sector generated the greatest returns within the strategy. Our holdings denominated in the Mexican peso, New Zealand dollar, and euro were the best performers within the allocation. Our overweight allocation to high yield credit positively impacted performance during the quarter. Select exposure to basic industry and communications names moderately helped excess return for the period. The underweight exposure to investment grade credit generated positive return during the quarter. Throughout the period, communications, consumer cyclical and technology names modestly increased excess return and our underweight exposure to U.S. treasury detracted from overall performance for the period. The allocation to equity limited performance for the quarter. On an absolute basis, performance in the sector had the greatest negative impact in the strategy. Security selection had the most negative effect in this sector.
In the second quarter, favorable U.S. economic gains persisted, outpacing the moderating growth of other countries. Beneficiaries included the U.S. dollar and domestic equities. Feeling the heat of a higher dollar, emerging market indices posted negative returns. Interest rates rose across the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum), propelled by the indications of favorable growth and expectations of higher inflation. Longer-duration U.S. Treasury bonds outperformed their shorter-duration. Somewhat more dovish inflation sentiments in the Federal

Reserve’s May meeting notes reassured long-duration investors. While the 10-year Treasury yield broke through the 3% threshold, it retraced its steps, ending the period marginally lower than 3%. Despite the support of solid earnings, investment grade bond spreads widened somewhat from their low levels. No single industry’s performance accounted for the overall weakness. High yield bonds outdistanced those in other credit sectors. The sector’s relatively lower duration and attractive income properties, in addition to the favorable corporate earnings environment, attracted investors. While each high yield credit tier posted positive returns, the lowest-rated tier generated the highest gain. In general, agency mortgage-backed securities generated negative total returns, but outperformed similar-duration Treasuries. Asset-backed securities performed well, with credit cards and autos posting positive total and excess returns.
High yield credit positively contributed to performance as the sector generated the greatest returns within the strategy. Security selection was the major driver in this sector. Exposure across the energy names modestly aided excess return. Our underweight allocation to investment grade credit positively impacted performance during the quarter. Select exposure to consumer cyclical, energy and technology names moderately helped excess return. The exposure to securitized markets generated positive return during the quarter. Our exposure to convertibles detracted from overall performance for the period. Our underweight exposure within U.S. treasury reduced excess return in the sector. The allocation to non-U.S. dollar denominated issues limited performance for the quarter. On an absolute basis, performance in the sector had the greatest negative impact in the strategy. Our holdings denominated in the Mexican peso and New Zealand dollar was the worst performer within the allocation.
In the third quarter, upward pressure on rates continued, leaving interest rates higher across the yield curve. U.S. Treasury total returns were negative, but investment grade and high yield corporate bonds posted gains. The Federal Reserve hiked rates in September as core PCE inflation remained close to its target rate of 2%. U.S. dollar strength persisted, undermining emerging market performance for U.S.-dollar-based investors. Speculation increased regarding the potential implications of U.S. trade negotiations—especially those with China—on U.S. markets. U.S. interest rates advanced during the third quarter, reflecting persistent economic growth, a stable inflation rate and a steady pace of Federal Reserve rate hikes. U.S. interest rates remained above those of other developed countries where monetary policy has been more accommodative. Investment grade corporate bonds posted positive performance. The asset class outperformed duration-matched Treasuries, but underperformed high yield corporate bonds. From a sector perspective, communication companies posted healthy gains while utilities declined. Buoyed by favorable economic growth and corporate earnings strength, high yield credits posted gains in the quarter. With durations on the shorter end of the spectrum, the asset class is less sensitive to upward pressure on rates. Technical support also played a role, with healthy demand relative to supply.
On an absolute and excess basis, high yield credit positively contributed to performance as the sector generated the greatest returns within the strategy. Security selection was the major driver in this sector. Exposure across the communications and energy names moderately aided excess return. Our underweight allocation to U.S. treasury positively impacted performance during the quarter. The exposure to non-U.S. Dollar denominated issues generated positive return during the quarter. Our holdings denominated in the Mexican peso, Canadian dollar, and Norwegian krone were the best performers within the allocation. Our underweight exposure to emerging market credit detracted from overall performance for the period. The underweight allocation to investment grade credit limited performance for the quarter. On an absolute basis, performance in the sector had the greatest negative impact in the strategy as a consumer-cyclical name weighed on results.

The broader market environment experienced a significant shift in the final three months of the year. Whereas the markets had previously been riding a wave of optimism stemming from robust economic growth and rising corporate earnings, market sentiment turned sharply lower in the fourth quarter. Concerns about U.S. trade policy and weaker economic conditions overseas sparked a downturn in global equities and other asset classes seen as having higher risk. While the U.S. Federal Reserve raised rates by a quarter point at its December meeting, slowing growth and commentary from Federal Reserve officials fueled expectations that the cycle of rate increases was nearing its conclusion. U.S. Treasuries performed well and finished as one of the few major asset categories to post a positive return. Government bonds were aided by weaker economic data and a “flight to quality” that benefited lower-risk investments. Long-term issues, which are less sensitive to Federal Reserve policy than shorter-term bonds, delivered the strongest returns. Investment grade corporates underperformed Treasuries but strongly outpaced high yield issues. Although yield spreads over government bonds increased, higher-rated securities benefited from their above-average credit quality and greater sensitivity to the direction of Treasury yields. High yield bonds performed poorly and lagged investment-grade issues by a sizable margin. A large portion of the selloff occurred in December amid the downturn in equities and the broader weakness in higher-risk assets. High yield was pressured by the combination of slower growth, falling oil prices and the evaporation of investors’ risk appetites. Securitized assets produced positive total returns but underperformed duration-matched Treasuries. Relative to like-duration Treasuries, asset-backed securities were the top performing securitized sector, only modestly underperforming duration matched Treasuries, while commercial mortgage-backed securities were the worst performer during the quarter.
The allocation to high yield credit weighed on performance for the quarter. On an absolute basis, performance in the sector had the greatest negative impact in the strategy. Security selection had the most negative effect in this sector. Exposure to securities issued by an energy company detracted the most from performance. Our exposure to non-U.S. dollar denominated issues detracted from overall performance for the period. Our holdings denominated in the Mexican peso and Canadian dollar was the worst performer within the allocation. On an absolute and excess basis, emerging market credit positively contributed to performance as the sector generated the greatest returns within the strategy. Exposure across the capital goods and sovereign names modestly aided excess return.
Newfleet Commentary
The third quarter experience for fixed income investors was substantially similar to the market themes of the prior two quarters of 2018. Market participants continued to wrestle with periods of volatility caused by geopolitical developments, trade rhetoric, mixed global economic signals, and the evolution of quantitative easing programs that began in the aftermath of the now decade-old financial crisis. During the third quarter, oil prices continued their ascent driven by the outlook for supply/demand dynamics. U.S. economic data stayed on a positive trend, which contrasted with other global economies. Primary inflation readings remained in check, but pressure in key components (i.e., wages) has started to build.
As expected, the Federal Open Market Committee (FOMC) increased its target rate at the September meeting to a range of 2.00-2.25%. The pace of the Federal Reserve’s balance sheet adjustment remains as originally deployed. The European Central Bank (ECB) remains on track to end its monthly bond purchases at the end of 2018 while reinvesting proceeds from maturities and maintaining key policy rates well into 2019 and beyond if deemed necessary by incoming economic data. The Bank of Japan made some minor adjustments to its purchase program during the quarter but no substantial changes are expected for the next 12-18 months.

During the third quarter, yields were higher across the curve though slightly more pronounced at the front end. Overall, the curve flattened.
The third quarter saw most spread sectors outperform, led by high yield corporates and bank loans, both demonstrating their resilience in a rising rate environment. Across other spread sectors, tightening spreads offset price declines from rising rates to a greater degree for longer duration assets relative to their shorter duration counterparts. Additionally, lower credit ratings outperformed higher quality on a total return basis. Non-U.S. dollar was the largest underperformer during the period.
The final quarter of 2018 witnessed a meaningful dislocation in risk assets. Fixed income investors and all market participants continued to wrestle with the volatility associated with geopolitical developments, trade rhetoric, mixed global economic signals and central banker’s desire to normalize monetary policy via policy rate increases and balance sheet adjustment. During the quarter oil prices corrected, driven by fears of slowing global growth and signs of excess supply. U.S. economic data stayed on a positive trend which contrasted with other global economies. Primary inflation readings remained in check but pressure in key components (i.e. wages) has started to build.
During the fourth quarter, U.S. Treasuries performed well while spread sector performance was mixed. Sectors within the securitized products universe generally outperformed as corporate and emerging markets related sectors lagged. Within most spread sectors, assets with short and intermediate duration and those with higher credit ratings outperformed on a total return basis. The high yield sector was the largest underperformer during the period. Following the fourth quarter adjustment we see value in spread sectors and continue to invest accordingly.
As expected, the FOMC increased its target rate at the December meeting to a range of 2.25-2.50%. The pace of the Federal Reserve’s balance sheet adjustment remains as originally deployed, however, recent rhetoric has suggested greater flexibility may be deployed if deemed necessary. The ECB ended its monthly bond purchases in December as forecasted. Maturities will be reinvested for a considerable period and key policy rates are expected to be maintained well into 2019 and beyond depending on incoming economic data. The Bank of Japan continues to make minor adjustments to its program but there are no substantial changes expected for the next 12-18 months.
During the fourth quarter the yield curve flattened as yields on shorter maturities rose and yields on longer maturities declined.
The views and opinions in this report were current as of December 31, 2018 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

25,000
20,000
15,000
10,000
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018
Fund (Investor Class)
Bank of America Merrill Lynch Corporate/Government Index

Year	Fund (Investor Class)	Bank of America Merrill Lynch Corporate/Government Index
	10,000.00	10,000.00
2009	13,846.00	10,483.50
2010	15,613.81	11,199.52
2011	16,305.50	12,163.80
2012	18,919.27	12,782.94
2013	20,440.19	12,440.93
2014	21,145.84	13,247.54
2015	19,760.81	13,287.12
2016	22,009.59	13,675.05
2017	23,389.59	14,225.62
2018	22,664.51	14,179.48

Note: Performance for the Class L and Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2018 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)(b)
Institutional Class	-2.80%	N/A	2.02%
Investor Class	-3.10%	2.09%	8.53%
Class L	N/A	N/A	-2.79%
(a) Class L inception date was September 10, 2018.
(b) Institutional Class inception date was May 1, 2015.
Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Ratings as of December 31, 2018 (unaudited)
Rating	Percentage of Fund Investments
Aaa	8.64%
Aa1	0.76
Aa2	0.93
Aa3	0.77
A1	0.85
A2	0.68
A3	5.91
Baa1	0.89
Baa2	12.55
Baa3	12.61
Ba1	4.32
Ba2	4.69
Ba3	7.15
B1	6.07
B2	5.21
B3	6.56
CCC, CC, C	6.30
D	0.04
Equities	2.23
Not Rated	6.18
Short Term Investments	6.66
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 30, 2018 to December 31, 2018).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(06/30/18)	(12/31/18)	(06/30/18–12/31/18)
Institutional Class
Actual	$1,000.00	$ 979.50	$2.76 *
Hypothetical (5% return before expenses)	$1,000.00	$1,022.60	$2.80 *
Investor Class
Actual	$1,000.00	$ 977.60	$4.51 *
Hypothetical (5% return before expenses)	$1,000.00	$1,020.80	$4.58 *
Class L
Actual	$1,000.00	$ 972.10	$3.48 **
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.80 **
* Expenses are equal to the Fund's annualized expense ratio of 0.55% for the Institutional Class shares and 0.90% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 185/365 days to reflect the one-half year period.
** Expenses are equal to the Fund's annualized expense ratio of 1.14% for the Class L shares, multiplied by the average account value over the period, multiplied by 113/365 days to reflect the share class's inception date of September 10, 2018 through December 31, 2018.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND (FORMERLY GREAT-WEST LOOMIS SAYLES BOND FUND)
Schedule of Investments
As of December 31, 2018
Principal Amount(a)		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 7.13%
$ 1,360,584	Ajax Mortgage Loan Trust(b)(c) Series 2018-C Class A 4.36%, 09/25/2065	$ 1,368,123
1,390,000	American Credit Acceptance Receivables Trust(b) Series 2018-3 Class C 3.75%, 10/15/2024	1,396,524
1,013,650	Arbys Funding LLC(b) Series 2015-1A Class A2 4.97%, 10/30/2045	1,033,943
950,000	AXIS Equipment Finance Receivables VI LLC(b) Series 2018-2A Class A2 3.89%, 07/20/2022	956,072
	Bayview Opportunity Master Fund IV Trust(b)(c)
	Series 2017-SPL4 Class A
268,921	3.50%, 01/28/2055	266,515
	Series 2017-SPL5 Class B1
375,000	4.00%, 06/28/2057	376,173
490,000	CoreVest American Finance Trust(b) Series 2018-2 Class A 4.03%, 11/15/2052	490,000
1,705,389	CSMC Trust(b) Series 2018-RPL8 Class A1 4.07%, 07/25/2058	1,702,796
1,491,875	DB Master Finance LLC(b) Series 2015-1A Class A2II 3.98%, 02/20/2045	1,512,672
1,390,000	Drive Auto Receivables Trust Series 2018-4 Class D 4.09%, 01/15/2026	1,403,310
1,005,000	Exeter Automobile Receivables Trust(b) Series 2018-4A Class D 4.35%, 09/16/2024	1,017,611
1,250,851	Foundation Finance Trust(b) Series 2017-1A Class A 3.30%, 07/15/2033	1,242,228
1,275,000	GLS Auto Receivables Trust(b) Series 2018-3A Class C 4.18%, 07/15/2024	1,284,093
1,037,400	Hardee's Funding LLC(b) Series 2018-1A Class A2I 4.25%, 06/20/2048	1,048,998
1,324,244	Hilton Grand Vacations Trust(b) Series 2018-AA Class A 3.54%, 02/25/2032	1,328,159
1,281,000	HOA Funding LLC(b) Series 2014-1A Class A2 4.85%, 08/20/2044	1,275,748
1,005,000	Lendmark Funding Trust(b) Series 2018-2A Class A 4.23%, 04/20/2027	1,021,353
1,205,000	Michigan Tobacco Settlement Finance Authority Series 2006-A Class A 7.31%, 06/01/2046	1,176,128
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 1,193,051	MVW Owner Trust(b) Series 2016-1A Class A 2.25%, 12/20/2033	$ 1,163,289
3,011,306	New Residential Mortgage Loan Trust(b)(c) Series 2018-1A Class A1A 4.00%, 12/25/2057	3,025,645
1,040,000	OnDeck Asset Securitization Trust LLC(b) Series 2018-1A Class A 3.50%, 04/18/2022	1,041,235
1,215,000	Prestige Auto Receivables Trust(b) Series 2018-1A Class D 4.14%, 10/15/2024	1,233,557
	Pretium Mortgage Credit Partners LLC(b)
	Series 2017-NPL5 Class A1
647,742	3.33%, 12/30/2032(c)	639,965
	Series 2018-NPL1 Class A1
640,302	3.38%, 01/27/2033(d)	634,410
	Progress Residential Trust(b)
	Series 2018-SFR1 Class B
3,100,000	3.48%, 03/17/2035	3,040,367
	Series 2018-SFR2 Class B
1,531,000	3.84%, 08/17/2035	1,523,341
1,183,400	TGIF Funding LLC(b) Series 2017-1A Class A2 6.20%, 04/30/2047	1,181,495
	Towd Point Mortgage Trust(b)(c)
	Series 2016-3 Class A1
232,944	2.25%, 04/25/2056	227,590
	Series 2016-4 Class A2
1,750,000	3.00%, 07/25/2056	1,684,212
	Series 2017-1 Class A2
950,000	3.50%, 10/25/2056	929,720
	Series 2018-4 Class A1
850,236	3.00%, 06/25/2058	824,160
	Series 2018-6 Class A1A
651,792	3.75%, 03/25/2058	651,985
	Series 2018-SJ1 Class A1
520,000	4.00%, 10/25/2058	519,898
840,000	Veros Automobile Receivables Trust(b) Series 2018-1 Class B 4.05%, 02/15/2024	844,821
888,861	VOLT LX LLC(b)(d) Series 2017-NPL7 Class A1 3.25%, 06/25/2047	884,549
945,271	VOLT LXII LLC(b)(d) Series 2017-NPL9 Class A1 3.13%, 09/25/2047	936,553
1,629,376	VOLT LXX LLC(b)(d) Series 2018-NPL6 Class A1A 4.11%, 09/25/2048	1,627,265
159,212	VOLT LXXI LLC(b)(d) Series 2018-NPL7 Class A1A 3.97%, 09/25/2048	158,345

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND (FORMERLY GREAT-WEST LOOMIS SAYLES BOND FUND)
Schedule of Investments
As of December 31, 2018
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 1,325,000	Westlake Automobile Receivables Trust(b) Series 2018-3A Class D 4.00%, 10/16/2023	$ 1,329,226
TOTAL ASSET-BACKED SECURITIES — 7.13% (Cost $43,880,215)		$ 44,002,074
BANK LOANS
585,000	Accelerated Health Systems LLC(e) 5.85%, 10/31/2025 1-mo. LIBOR + 3.50%	576,225
993,224	Accudyne Industries LLC(e) 5.52%, 08/18/2024 1-mo. LIBOR + 3.00%	939,838
497,403	Advantage Sales & Marketing Inc(e) 5.77%, 07/23/2021 1-mo. LIBOR + 3.25%	437,093
566,977	Affinity Gaming LLC(e) 5.77%, 07/03/2023 1-mo. LIBOR + 3.25%	535,321
517,400	AHP Health Partners Inc(e) 7.02%, 06/30/2025 1-mo. LIBOR + 4.50%	505,759
676,954	Albertson's LLC(e) 5.52%, 11/17/2025 1-mo. LIBOR + 3.00%	637,183
1,039,709	American Builders & Contractors Supply Co Inc(e) 4.52%, 10/31/2023 1-mo. LIBOR + 2.00%	986,981
373,000	Applied Systems Inc(e) 9.52%, 09/19/2025 1-mo. LIBOR + 7.00%	367,172
315,000	Ashco LLC(e) 7.52%, 09/25/2024 1-mo. LIBOR + 5.00%	300,825
950,000	Asurion LLC(e)(f) 9.02%, 08/04/2025 1-mo. LIBOR + 6.00%	921,500
185,000	Atlantic Aviation FBO Inc(e) 6.13%, 12/06/2025 1-mo. LIBOR + 3.75%	183,150
459,188	Bausch Health Cos Inc(e) 5.13%, 11/27/2025 1-mo. LIBOR + 2.75%	433,071
648,371	Blackhawk Network Holdings Inc(e) 5.52%, 06/15/2025 1-mo. LIBOR + 3.00%	615,412
1,000,000	Boxer Parent Company Inc(e)(f) 6.75%, 10/02/2025 1-mo. LIBOR + 4.25%	957,000
	Brookfield WEC Holdings Inc(e)
650,000	6.25%,08/01/2025 (f) 1-mo. LIBOR + 3.75%	627,413
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 300,000	9.27%,07/24/2026 1-mo. LIBOR + 6.75%	$ 294,000
665,000	CCS-CMGC Holdings Inc(e) 8.02%, 10/01/2025 1-mo. LIBOR + 5.50%	641,725
918,668	CenturyLink Inc(e)(f) 5.27%, 01/31/2025 1-mo. LIBOR + 2.75%	856,084
359,399	Change Healthcare Holdings LLC(e) 5.27%, 03/01/2024 1-mo. LIBOR + 2.75%	340,680
650,000	CHG Healthcare Services Inc(e) 5.53%, 06/07/2023 1-mo. LIBOR + 3.00%	624,000
1,000,000	Citgo Petroleum Corp(e)(f) 6.10%, 07/29/2021 3-mo. LIBOR + 3.50%	976,667
650,000	CPG International LLC(e)(f) 6.55%, 05/06/2024 3-mo. LIBOR + 3.75%	620,750
1,069,612	Crown Finance US Inc(e) 5.02%, 02/28/2025 1-mo. LIBOR + 2.50%	1,011,853
840,000	CSC Holdings LLC(e) 4.75%, 01/15/2026 1-mo. LIBOR + 2.25%	831,600
179,544	CSC SW Holdco Inc(e) 5.69%, 11/14/2022 1-mo. LIBOR + 3.25%	170,298
924,443	Ditech Holding Corp(e) 8.52%, 06/30/2022 3-mo. LIBOR + 6.00%	781,155
713,675	Envision Healthcare Corp(e)(f) 6.27%, 10/10/2025 1-mo. LIBOR + 3.75%	664,709
668,286	Explorer Holdings Inc(e) 6.55%, 05/02/2023 3-mo. LIBOR + 3.75%	644,896
997,487	Filtration Group Corp(e) 5.52%, 03/29/2025 1-mo. LIBOR + 3.00%	958,835
870,000	Financial & Risk US Holdings Inc(e)(f) 6.27%, 10/01/2025 1-mo. LIBOR + 3.75%	810,840
938,434	First Data Corp(e) 4.50%, 07/08/2022 1-mo. LIBOR + 2.00%	897,769
493,763	Frontdoor Inc(e) 5.06%, 08/16/2025 1-mo. LIBOR + 2.50%	474,012
805,000	GFL Environmental Inc(e) 5.52%, 05/30/2025 1-mo. LIBOR + 3.00%	750,663
708,207	Global Appliance Inc(e) 6.53%, 10/04/2024 1-mo. LIBOR + 4.00%	665,715
1,165,000	Go Daddy Operating Company LLC(e)(f) 4.87%, 02/15/2024 3-mo. LIBOR + 2.25%	1,111,119

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND (FORMERLY GREAT-WEST LOOMIS SAYLES BOND FUND)
Schedule of Investments
As of December 31, 2018
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 817,026	Golden Nugget Inc(e) 5.19%, 10/04/2023 1-mo. LIBOR + 2.75%	$ 777,400
	H-Food Holdings LLC
119,400	6.21%,05/31/2025 (e) 1-mo. LIBOR + 3.69%	113,878
600,000	6.52%,05/31/2025 1-mo. LIBOR + 4.00%	572,250
547,250	Hillman Group Inc(e) 6.80%, 05/31/2025 3-mo. LIBOR + 4.00%	517,151
1,000,567	Hoya Midco LLC(e) 6.02%, 06/30/2024 1-mo. LIBOR + 3.50%	950,538
365,000	Kronos Acquisitions Holdings Inc(e) 6.52%, 05/15/2023 1-mo. LIBOR + 4.00%	344,925
	Kronos Inc(e)
1,325,806	5.54%,11/01/2023 (f) 2-mo. LIBOR + 3.00%	1,258,956
300,000	9.25%,11/01/2023 1-mo. LIBOR + 8.25%	295,125
1,050,000	LifePoint Health Inc(e) 7.13%, 01/16/2025 2-mo. LIBOR + 4.50%	991,375
716,382	Medallion Midland Acquisition LLC(e) 5.77%, 10/30/2024 1-mo. LIBOR + 3.25%	666,235
1,160,000	Meredith Corp(e)(f) 2.75%, 01/31/2025 3-mo. LIBOR + 2.75%	1,122,880
1,007,379	Milk Specialties Co(e) 6.52%, 08/16/2023 1-mo. LIBOR + 4.00%	967,084
70,000	Moda Ingleside Energy Center LLC(e) 5.77%, 09/29/2025 1-mo. LIBOR + 3.25%	68,950
1,039,762	NAB Holdings LLC(e) 5.80%, 07/01/2024 3-mo. LIBOR + 3.00%	987,774
748,037	Neiman Marcus Group Ltd LLC(e) 5.63%, 10/25/2020 3-mo. LIBOR + 3.25%	633,026
663,338	NVA Holdings Inc(e) 5.27%, 02/02/2025 1-mo. LIBOR + 2.75%	623,537
766,143	One Call Corp(e) 7.71%, 01/27/2022 1-mo. LIBOR + 5.25%	674,589
994,950	Ortho-Clinical Diagnostics Inc(e) 5.76%, 06/30/2025 1-mo. LIBOR + 3.25%	922,069
515,000	Parfums Holding Co Inc(e) 6.96%, 06/30/2024 2-mo. LIBOR + 4.25%	498,906
638,392	PharMerica Corp(e) 5.96%, 12/06/2024 1-mo. LIBOR + 3.50%	605,674
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 1,169,110	Pi US Mergerco Inc(e) 6.02%, 03/01/2025 1-mo. LIBOR + 3.50%	$ 1,123,077
897,473	Playa Resorts Holding BV(e)(f) 5.27%, 04/29/2024 1-mo. LIBOR + 2.75%	838,576
957,600	Prime Security Services Borrower LLC(e) 5.27%, 05/02/2022 1-mo. LIBOR + 2.75%	915,705
517,393	Prospect Medical Holdings Inc(e) 7.94%, 02/22/2024 1-mo. LIBOR + 5.50%	510,926
1,000,000	Quikrete Holdings Inc(e) 5.27%, 11/15/2025 1-mo. LIBOR + 2.75%	950,000
678,300	Red Ventures LLC(e) 5.52%, 11/08/2024 1-mo. LIBOR + 3.00%	644,385
1,012,456	Renaissance Holding Corp(e) 5.77%, 05/30/2025 1-mo. LIBOR + 3.25%	935,256
373,120	Scientific Games International Inc(e) 5.25%, 08/14/2024 1-mo. LIBOR + 2.75%	349,427
515,878	Seadrill Operating LP(e) 8.80%, 02/21/2021 3-mo. LIBOR + 6.00%	398,516
	Securus Technologies Holdings Inc(e)
510,000	7.02%,11/01/2024 1-mo. LIBOR + 4.50%	490,875
523,715	10.59%,11/01/2025 1-yr. LIBOR + 8.25%	502,767
65,000	Sedgwick Claims Management Services, Inc.(e)(f) 3.25%, 11/06/2025 3-mo. LIBOR + 3.25%	62,021
1,337,548	SS&C Technologies Inc(e) 4.77%, 04/16/2025 1-mo. LIBOR + 4.50%	1,262,597
	St. George's University Scholastic Services LLC(e)
118,644	3.50%,07/17/2025 3-mo. LIBOR + 3.50%	117,161
381,356	6.03%,07/17/2025 1-mo. LIBOR + 3.50%	376,589
1,082,267	Summit Materials LLC(e) 4.52%, 01/10/2024 1-mo. LIBOR + 2.00%	1,034,241
1,060,000	Telenet Financing LLC(e) 4.71%, 08/15/2026 1-mo. LIBOR + 2.25%	1,005,940
837,868	TKC Holdings Inc(e) 6.28%, 02/01/2023 1-mo. LIBOR + 3.75%	792,309
1,185,000	Trans Union LLC(e)(f) 4.45%, 06/19/2025 3-mo. LIBOR + 2.00%	1,138,094

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND (FORMERLY GREAT-WEST LOOMIS SAYLES BOND FUND)
Schedule of Investments
As of December 31, 2018
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 850,000	Transdigm Inc(e) 5.02%, 06/09/2023 1-mo. LIBOR + 2.50%	$ 800,860
648,342	UFC Holdings LLC(e) 5.78%, 08/18/2023 1-mo. LIBOR + 3.25%	631,207
432,769	US Renal Care Inc(e) 7.05%, 12/30/2022 3-mo. LIBOR + 4.25%	411,347
840,000	Vertafore Inc(e) 6.05%, 07/02/2025 3-mo. LIBOR + 3.25%	796,500
997,455	Vistra Operations Company LLC(e) 4.52%, 08/04/2023 1-mo. LIBOR + 2.00%	956,061
358,200	West Corp(e) 6.03%, 10/10/2024 1-mo. LIBOR + 3.50%	324,350
1,155,000	Zodiac Pool Solutions LLC(e) 4.77%, 07/02/2025 1-mo. LIBOR + 2.25%	1,104,950
TOTAL BANK LOANS — 8.95% (Cost $57,948,131)		$ 55,217,372
CORPORATE BONDS AND NOTES
Basic Materials — 4.04%
1,400,000	Anglo American Capital PLC(b) 4.00%, 09/11/2027	1,265,025
	ArcelorMittal
80,000	5.50%, 03/01/2021	82,276
1,000,000	6.13%, 06/01/2025	1,047,056
895,000	7.00%, 10/15/2039	943,902
2,985,000	6.75%, 03/01/2041	3,143,890
	Barrick Gold Corp
520,000	5.80%, 11/15/2034	540,232
1,690,000	5.25%, 04/01/2042	1,690,984
1,590,000	Barrick North America Finance LLC 5.75%, 05/01/2043	1,678,038
119,000	Chemours Co 6.63%, 05/15/2023	120,190
850,000	Equate Petrochemical BV(b) 4.25%, 11/03/2026	822,027
200,000	First Quantum Minerals Ltd(b) 7.50%, 04/01/2025	165,000
600,000	FMG Resources August 2006 Proprietary Ltd Co(b)(g) 5.13%, 03/15/2023	564,000
	Georgia-Pacific LLC
110,000	7.38%, 12/01/2025	132,702
435,000	7.25%, 06/01/2028	546,336
90,000	8.88%, 05/15/2031	131,724
1,055,000	Glencore Funding LLC(b) 4.00%, 03/27/2027	961,597
	Hexion Inc
575,000	6.63%, 04/15/2020	458,563
480,000	9.20%, 03/15/2021	264,000
Principal Amount(a)		Fair Value
Basic Materials — (continued)
$ 2,220,000	7.88%, 02/15/2023	$ 1,221,000
1,000,000	Hexion Inc / Hexion Nova Scotia Finance ULC(g) 9.00%, 11/15/2020	440,000
350,000	INEOS Group Holdings SA(b)(g) 5.63%, 08/01/2024	309,460
2,605,000	INVISTA Finance LLC(b) 4.25%, 10/15/2019	2,585,707
190,000	Methanex Corp 5.25%, 03/01/2022	191,593
1,725,000	Newmont Mining Corp 4.88%, 03/15/2042	1,634,222
	NOVA Chemicals Corp(b)
295,000	4.88%, 06/01/2024	266,238
700,000	5.00%, 05/01/2025	630,000
565,000	Rio Tinto Finance USA PLC 4.13%, 08/21/2042	545,322
1,065,000	SABIC Capital II BV(b) 4.50%, 10/10/2028	1,059,036
1,965,000	United States Steel Corp(g) 6.65%, 06/01/2037	1,478,662
		24,918,782
Communications — 7.23%
	Altice SA(b)
725,000	7.63%, 02/15/2025	541,938
400,000	7.38%, 05/01/2026	367,000
24,300,000	America Movil SAB de CV MXP, 6.45%, 12/05/2022	1,091,239
	AT&T Inc
2,490,000	3.95%, 01/15/2025	2,435,871
515,000	4.50%, 03/09/2048	444,021
565,000	4.55%, 03/09/2049	487,005
1,155,000	CCO Holdings LLC / CCO Holdings Capital Corp(b) 5.13%, 05/01/2027	1,075,767
520,000	Charter Communications Operating LLC / Charter Communications Operating Capital 4.50%, 02/01/2024	519,175
	Cincinnati Bell Inc(b)
1,625,000	7.00%, 07/15/2024(g)	1,340,625
1,155,000	8.00%, 10/15/2025	952,875
2,815,000	Clear Channel Worldwide Holdings Inc 7.63%, 03/15/2020	2,744,625
	Comcast Corp
43,000	3.04%, 04/15/2024(e) 3-mo. LIBOR + 0.63%	42,014
455,000	3.95%, 10/15/2025	460,595
219,000	4.15%, 10/15/2028	222,516
615,000	Consolidated Communications Inc 6.50%, 10/01/2022	541,200
945,000	Cox Communications Inc(b) 4.80%, 02/01/2035	862,401
	CSC Holdings LLC(b)
1,355,000	5.38%, 02/01/2028	1,246,166

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND (FORMERLY GREAT-WEST LOOMIS SAYLES BOND FUND)
Schedule of Investments
As of December 31, 2018
Principal Amount(a)		Fair Value
Communications — (continued)
$ 750,000	7.50%, 04/01/2028	$ 748,125
1,015,000	Discovery Communications LLC 3.95%, 03/20/2028	941,705
1,640,000	DISH DBS Corp 5.00%, 03/15/2023	1,365,300
440,000	Embarq Corp 8.00%, 06/01/2036	398,200
	Frontier Communications Corp
335,000	8.50%, 04/15/2020	296,475
1,125,000	11.00%, 09/15/2025	700,256
350,000	8.50%, 04/01/2026(b)	306,250
290,000	Lamar Media Corp 5.00%, 05/01/2023	288,550
550,000	Meredith Corp(b) 6.88%, 02/01/2026	537,625
	Qwest Capital Funding Inc
1,740,000	6.88%, 07/15/2028	1,459,216
800,000	7.75%, 02/15/2031	652,000
1,746,000	Qwest Corp 6.88%, 09/15/2033	1,560,851
800,000	Radiate Holdco LLC / Radiate Finance Inc(b) 6.63%, 02/15/2025	692,000
	Sprint Capital Corp
5,474,000	6.88%, 11/15/2028	5,172,930
540,000	8.75%, 03/15/2032	569,700
	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC(b)
200,000	4.74%, 03/20/2025	196,250
1,000,000	5.15%, 03/20/2028	982,500
735,000	Telecom Italia Capital SA 6.00%, 09/30/2034	635,775
	Telefonica Emisiones SA
225,000	5.13%, 04/27/2020	229,612
200,000	GBP, 5.29%, 12/09/2022	283,828
400,000	GBP, 5.38%, 02/02/2026	585,796
525,000	Telefonica Emisiones SAU 7.05%, 06/20/2036	598,793
400,000	Telenet Finance Luxembourg Notes SARL(b) 5.50%, 03/01/2028	362,000
	Time Warner Cable LLC
35,000	5.88%, 11/15/2040	33,025
235,000	5.50%, 09/01/2041	207,933
200,000	4.50%, 09/15/2042	160,970
	Viacom Inc
65,000	4.38%, 03/15/2043	51,591
390,000	5.85%, 09/01/2043	381,620
530,000	5.25%, 04/01/2044	480,167
2,100,000	Videotron Ltd(b) CAD, 5.63%, 06/15/2025	1,553,619
400,000	Virgin Media Finance PLC(b) 6.00%, 10/15/2024	384,200
2,391,000	VTR Finance BV(b) 6.88%, 01/15/2024	2,391,000
	Windstream Services LLC / Windstream Finance Corp(b)
215,000	10.50%, 06/30/2024	163,400
Principal Amount(a)		Fair Value
Communications — (continued)
$ 3,141,000	9.00%, 06/30/2025	$ 2,128,028
1,960,000	Ziggo BV(b) 5.50%, 01/15/2027	1,754,200
		44,628,523
Consumer, Cyclical — 8.78%
178,603	Air Canada 2013-1 Class B Pass Through Trust(b) 5.38%, 05/15/2021	180,532
935,000	Allison Transmission Inc(b) 4.75%, 10/01/2027	832,150
299,910	American Airlines 2013-1 Class A Pass Through Trust 4.00%, 07/15/2025	297,616
146,096	American Airlines 2013-1 Class B Pass Through Trust(b) 5.63%, 01/15/2021	147,192
2,145,804	American Airlines 2013-2 Class A Pass Through Trust 4.95%, 01/15/2023	2,178,098
5,519,839	American Airlines 2016-1 Class B Pass Through Trust 5.25%, 01/15/2024	5,679,846
1,303,612	American Airlines 2016-3 Class B Pass Through Trust 3.75%, 10/15/2025	1,251,071
488,965	American Airlines 2017-2 Class B Pass Through Trust 3.70%, 10/15/2025	472,803
7,440,000	American Airlines Group Inc(b) 5.50%, 10/01/2019	7,458,600
	Beazer Homes USA Inc
67,000	7.25%, 02/01/2023	62,310
300,000	6.75%, 03/15/2025	258,000
750,000	5.88%, 10/15/2027	592,500
350,000	Boyd Gaming Corp 6.00%, 08/15/2026	327,250
535,000	Caesars Resort Collection LLC / CRC Finco Inc(b) 5.25%, 10/15/2025	460,100
46,469	Continental Airlines 2012-1 Class B Pass Through Trust 6.25%, 04/11/2020	47,189
335,142	Delta Air Lines 2007-1 Class A Pass Through Trust 6.82%, 08/10/2022	359,842
1,070,000	Dillard's Inc 7.75%, 07/15/2026	1,149,669
400,000	Downstream Development Authority of the Quapaw Tribe of Oklahoma(b) 10.50%, 02/15/2023	394,000
275,000	Eldorado Resorts Inc(b)(g) 6.00%, 09/15/2026	259,875
320,000	Foot Locker Inc 8.50%, 01/15/2022	345,600
	Ford Motor Co
130,000	7.50%, 08/01/2026	140,720
245,000	4.35%, 12/08/2026	218,697
50,000	6.63%, 02/15/2028	51,199

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND (FORMERLY GREAT-WEST LOOMIS SAYLES BOND FUND)
Schedule of Investments
As of December 31, 2018
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 755,000	6.63%, 10/01/2028	$ 762,909
2,080,000	6.38%, 02/01/2029	2,079,700
2,035,000	7.45%, 07/16/2031	2,099,471
1,165,000	5.29%, 12/08/2046	957,555
1,810,000	Ford Motor Credit Co LLC 4.39%, 01/08/2026	1,632,476
650,000	Gateway Casinos & Entertainment Ltd(b) 8.25%, 03/01/2024	659,750
790,000	General Motors Co 5.20%, 04/01/2045	655,877
	General Motors Financial Co Inc
605,000	4.38%, 09/25/2021	607,450
2,330,000	5.25%, 03/01/2026	2,280,528
2,825,000	Goodyear Tire & Rubber Co(g) 4.88%, 03/15/2027	2,478,937
1,770,000	Group 1 Automotive Inc 5.00%, 06/01/2022	1,673,588
900,000	Hilton Domestic Operating Co Inc(b) 5.13%, 05/01/2026	864,000
166,000	JC Penney Corp Inc 6.38%, 10/15/2036	52,290
45,000	K Hovnanian Enterprises Inc 5.00%, 11/01/2021	36,000
1,250,000	Lear Corp 3.80%, 09/15/2027	1,142,474
1,330,000	Lennar Corp 4.75%, 11/15/2022	1,290,100
700,000	M/I Homes Inc 5.63%, 08/01/2025	640,500
6,000	Macy's Retail Holdings Inc 4.50%, 12/15/2034	4,805
900,000	MGM Resorts International 5.75%, 06/15/2025	868,500
3,870,000	PulteGroup Inc 6.00%, 02/15/2035	3,347,550
1,000,000	Tenneco Inc 5.00%, 07/15/2026	769,250
665,000	Toro Co 6.63%, 05/01/2037	774,722
	TRI Pointe Group Inc / TRI Pointe Homes Inc
415,000	4.38%, 06/15/2019	411,887
5,000	5.88%, 06/15/2024	4,462
965,000	TRU Taj LLC / TRU Taj Finance Inc(b) 11.00%, 01/22/2019	969,825
250,617	United Airlines 2007-1 Pass Through Trust 6.64%, 07/02/2022	260,617
384,028	United Airlines 2016-2 Class B Pass Through Trust 3.65%, 10/07/2025	363,905
403,771	US Airways 2011-1 Class A Pass Through Trust 7.13%, 10/22/2023	440,636
920,309	US Airways 2012-1 Class A Pass Through Trust 5.90%, 10/01/2024	981,722
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 809,558	US Airways 2012-1 Class B Pass Through Trust 8.00%, 10/01/2019	$ 835,804
316,879	US Airways 2012-2 Class A Pass Through Trust 4.63%, 06/03/2025	328,207
795,000	Vista Outdoor Inc(g) 5.88%, 10/01/2023	723,450
		54,163,806
Consumer, Non-Cyclical — 5.85%
255,000	Albertsons Cos LLC / Safeway Inc / New Albertsons Inc / Albertson's LLC 5.75%, 03/15/2025	223,125
300,000	Anthem Inc 3.65%, 12/01/2027	286,796
1,215,000	Ashtead Capital Inc(b) 4.38%, 08/15/2027	1,093,500
335,000	Avantor Inc(b) 6.00%, 10/01/2024	329,138
475,000	Avon Products Inc 8.95%, 03/15/2043	368,125
1,250,000	BAT Capital Corp 3.56%, 08/15/2027	1,117,690
	Bausch Health Cos Inc(b)
750,000	6.13%, 04/15/2025	654,375
250,000	5.50%, 11/01/2025	233,125
310,000	Boston Scientific Corp 6.00%, 01/15/2020	317,797
850,000	Bunge Ltd Finance Corp 4.35%, 03/15/2024	835,110
250,000	Centene Corp(b) 5.38%, 06/01/2026	243,125
	Cigna Corp(b)
741,000	4.13%, 11/15/2025	740,300
75,000	4.38%, 10/15/2028	75,464
1,205,000	CVS Health Corp 4.30%, 03/25/2028	1,179,921
450,000	DP World Ltd(b) 6.85%, 07/02/2037	500,801
930,000	Garda World Security Corp(b) 8.75%, 05/15/2025	846,300
1,000,000	Graham Holdings Co(b) 5.75%, 06/01/2026	1,002,500
	HCA Inc
395,000	7.50%, 12/15/2023	422,650
575,000	8.36%, 04/15/2024	632,500
265,000	7.69%, 06/15/2025	282,225
1,115,000	7.58%, 09/15/2025	1,181,900
2,505,000	7.05%, 12/01/2027	2,611,462
520,000	5.63%, 09/01/2028	501,800
725,000	7.50%, 11/06/2033	761,250
175,000	7.75%, 07/15/2036	181,563
83,000	Koninklijke Ahold Delhaize NV 5.70%, 10/01/2040	89,906
900,000	Kronos Acquisition Holdings Inc(b) 9.00%, 08/15/2023	690,750

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND (FORMERLY GREAT-WEST LOOMIS SAYLES BOND FUND)
Schedule of Investments
As of December 31, 2018
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$ 2,895,000	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance Inc(b) 7.88%, 10/01/2022	$ 2,634,450
330,000	MPH Acquisition Holdings LLC(b) 7.13%, 06/01/2024	307,725
	New Albertsons LP
4,470,000	6.63%, 06/01/2028	3,307,800
4,915,000	7.45%, 08/01/2029	3,932,000
895,000	8.00%, 05/01/2031	729,425
400,000	Ortho-Clinical Diagnostics Inc / Ortho-Clinical Diagnostics SA(b) 6.63%, 05/15/2022	360,000
1,140,000	ServiceMaster Co LLC 7.45%, 08/15/2027	1,162,800
895,000	Sigma Finance Netherlands BV(b) 4.88%, 03/27/2028	851,414
720,000	Surgery Center Holdings Inc(b)(g) 6.75%, 07/01/2025	612,000
	Tenet Healthcare Corp
1,180,000	6.75%, 06/15/2023(g)	1,107,725
2,615,000	5.13%, 05/01/2025	2,438,487
425,000	6.88%, 11/15/2031	357,000
150,000	United Rentals North America Inc 4.88%, 01/15/2028	131,625
315,000	Valeant Pharmaceuticals International(b) 9.25%, 04/01/2026	315,000
530,000	West Street Merger Sub Inc(b) 6.38%, 09/01/2025	469,050
		36,119,699
Diversified — 0.08%
575,000	Trident Merger Sub Inc(b) 6.63%, 11/01/2025	511,750
Energy — 8.90%
833,546	Alta Wind Holdings LLC(b) 7.00%, 06/30/2035	905,307
	Anadarko Petroleum Corp
260,000	3.45%, 07/15/2024	246,603
820,000	4.50%, 07/15/2044	695,736
	Baytex Energy Corp(b)
415,000	5.13%, 06/01/2021	397,363
420,000	5.63%, 06/01/2024	363,300
1,000,000	Blue Racer Midstream LLC / Blue Racer Finance Corp(b) 6.63%, 07/15/2026	930,000
350,000	Bristow Group Inc(b)(g) 8.75%, 03/01/2023	250,250
	California Resources Corp
359,000	5.50%, 09/15/2021	246,813
3,650,000	8.00%, 12/15/2022(b)(g)	2,472,875
Principal Amount(a)		Fair Value
Energy — (continued)
$ 48,000	6.00%, 11/15/2024	$ 29,280
835,000	Callon Petroleum Co 6.13%, 10/01/2024	776,550
550,000	Cheniere Corpus Christi Holdings LLC 7.00%, 06/30/2024	580,250
410,000	Cheniere Energy Partners LP(b) 5.63%, 10/01/2026	383,350
	Chesapeake Energy Corp
195,000	6.63%, 08/15/2020	188,663
15,000	6.88%, 11/15/2020	14,550
1,485,000	4.88%, 04/15/2022(g)	1,295,662
95,000	5.75%, 03/15/2023(g)	81,938
3,745,000	8.00%, 06/15/2027(g)	3,145,800
425,000	Citgo Holding Inc(b) 10.75%, 02/15/2020	433,500
	Continental Resources Inc
32,000	5.00%, 09/15/2022	31,771
475,000	4.50%, 04/15/2023	467,457
1,170,000	3.80%, 06/01/2024	1,107,523
395,000	DCP Midstream Operating LP(b) 6.45%, 11/03/2036	383,150
	Denbury Resources Inc(b)
660,000	9.25%, 03/31/2022	608,850
400,000	7.50%, 02/15/2024(g)	322,000
2,435,000	Devon Energy Corp 3.25%, 05/15/2022	2,372,674
790,000	Eclipse Resources Corp 8.88%, 07/15/2023	677,425
990,000	Enable Midstream Partners LP 5.00%, 05/15/2044	814,623
675,000	Enbridge Energy Partners LP 7.38%, 10/15/2045	837,008
980,000	Energy Transfer LP 5.88%, 01/15/2024	1,000,462
1,750,000	EnLink Midstream Partners LP 4.15%, 06/01/2025	1,578,367
	EP Energy LLC / Everest Acquisition Finance Inc(b)
500,000	8.00%, 11/29/2024(g)	372,500
500,000	7.75%, 05/15/2026	442,500
500,000	EQT Corp 8.13%, 06/01/2019	508,486
855,000	Geopark Ltd(b) 6.50%, 09/21/2024	790,875
200,000	Global Marine Inc(g) 7.00%, 06/01/2028	162,000
600,000	IFM US Colonial Pipeline 2 LLC(b) 6.45%, 05/01/2021	626,454
900,000	Jagged Peak Energy LLC(b) 5.88%, 05/01/2026	837,000
1,315,000	KazMunayGas National Co JSC(b) 4.75%, 04/19/2027	1,278,788
	Kinder Morgan Inc
125,000	7.80%, 08/01/2031	150,101
1,100,000	7.75%, 01/15/2032	1,319,652

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND (FORMERLY GREAT-WEST LOOMIS SAYLES BOND FUND)
Schedule of Investments
As of December 31, 2018
Principal Amount(a)		Fair Value
Energy — (continued)
	MEG Energy Corp(b)
$ 155,000	6.38%, 01/30/2023	$ 146,475
2,020,000	7.00%, 03/31/2024	1,929,100
	MPLX LP
80,000	4.50%, 07/15/2023	80,796
295,000	4.88%, 06/01/2025	297,448
	Nabors Industries Inc
800,000	5.50%, 01/15/2023(g)	634,944
550,000	5.75%, 02/01/2025	416,544
1,670,000	Newfield Exploration Co 5.63%, 07/01/2024	1,690,875
	ONEOK Partners LP
225,000	4.90%, 03/15/2025	228,052
70,000	6.20%, 09/15/2043	75,116
	Petrobras Global Finance BV
1,075,000	7.38%, 01/17/2027	1,104,562
1,075,000	5.63%, 05/20/2043	900,861
1,800,000	Petroleos de Venezuela SA(b)(h) 6.00%, 05/16/2024	270,720
	Petroleos Mexicanos
420,000	4.88%, 01/24/2022	408,870
770,000	6.50%, 03/13/2027	723,800
525,000	6.50%, 06/02/2041	434,700
680,000	6.38%, 01/23/2045	547,400
1,085,000	Precision Drilling Corp(g) 5.25%, 11/15/2024	900,550
1,120,000	QEP Resources Inc 5.25%, 05/01/2023	991,200
	Range Resources Corp
730,000	5.00%, 08/15/2022	653,350
490,000	5.00%, 03/15/2023(g)	431,200
965,000	4.88%, 05/15/2025(g)	791,300
500,000	Sanchez Energy Corp(b)(g) 7.25%, 02/15/2023	407,500
175,000	Shelf Drilling Holdings Ltd(b) 8.25%, 02/15/2025	149,625
570,000	Sinopec Group Overseas Development 2017 Ltd(b) 3.63%, 04/12/2027	547,580
970,000	Southwestern Energy Co 6.20%, 01/23/2025	866,938
975,000	State Oil Co of the Azerbaijan Republic 6.95%, 03/18/2030	1,045,707
900,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp(b) 5.88%, 04/15/2026	875,250
750,000	TerraForm Power Operating LLC(b) 5.00%, 01/31/2028	660,000
2,870,000	Transcontinental Gas Pipe Line Co LLC 7.85%, 02/01/2026	3,470,983
	Transocean Inc
545,000	5.80%, 10/15/2022(g)	479,600
Principal Amount(a)		Fair Value
Energy — (continued)
$ 1,045,000	6.80%, 03/15/2038	$ 694,925
845,000	Transportadora de Gas Internacional SA ESP(b) 5.55%, 11/01/2028	854,506
1,130,000	Vine Oil & Gas LP / Vine Oil & Gas Finance Corp(b) 8.75%, 04/15/2023	892,700
375,000	Weatherford International Ltd 9.88%, 02/15/2024	230,625
		54,961,258
Financial — 16.27%
1,100,000	Acrisure LLC / Acrisure Finance Inc(b) 7.00%, 11/15/2025	937,750
	AerCap Ireland Capital Designated Activity Co / AerCap Global Aviation Trust
750,000	3.95%, 02/01/2022	736,523
600,000	3.50%, 05/26/2022	581,707
100,000	AGFC Capital Trust I(b)(e)(i) 4.19%, 01/15/2067 3-mo. LIBOR + 1.75%	40,000
434,000	Ally Financial Inc 8.00%, 11/01/2031	481,740
	American International Group Inc
60,000	4.88%, 06/01/2022	62,249
75,000	4.13%, 02/15/2024	75,302
875,000	Antares Holdings LP(b) 6.00%, 08/15/2023	864,924
815,000	Australia & New Zealand Banking Group Ltd(b) 4.40%, 05/19/2026	788,299
600,000	Banco de Bogota SA(b) 6.25%, 05/12/2026	606,756
7,800,000	Banco Santander SA 5.18%, 11/19/2025	7,764,867
	Bank of America Corp
1,857,000	3.00%, 12/20/2023(e) 3-mo. LIBOR + 0.79%	1,802,880
350,000	4.20%, 08/26/2024	347,104
450,000	4.25%, 10/22/2026	437,894
800,000	4.18%, 11/25/2027	769,373
1,000,000	Bank of China Ltd(b) 5.00%, 11/13/2024	1,030,539
770,000	Bank of Montreal 3.80%, 12/15/2032	713,020
	BBVA Bancomer SA(b)
495,000	6.50%, 03/10/2021	513,567
1,150,000	5.13%, 01/18/2033	997,637
1,300,000	Brighthouse Financial Inc 3.70%, 06/22/2027	1,099,067
810,000	Canadian Imperial Bank of Commerce 1.60%, 09/06/2019	802,705
1,150,000	Capital One Financial Corp 3.75%, 07/28/2026	1,053,864
2,740,000	Citigroup Inc 3.50%, 05/15/2023	2,689,818

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND (FORMERLY GREAT-WEST LOOMIS SAYLES BOND FUND)
Schedule of Investments
As of December 31, 2018
Principal Amount(a)		Fair Value
Financial — (continued)
$ 610,000	Deutsche Bank AG 4.88%, 12/01/2032	$ 474,299
172,000,000	Development Bank of Kazakhstan JSC(b) KZT, 8.95%, 05/04/2023	387,113
947,603	Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust(b) 6.13%, 11/30/2019	955,373
1,000,000	Drawbridge Special Opportunities Fund LP / Drawbridge Special Opportunities Finance(b) 5.00%, 08/01/2021	999,709
1,215,000	E*TRADE Financial Corp 4.50%, 06/20/2028	1,198,012
975,000	Fidelity National Financial Inc 5.50%, 09/01/2022	1,031,306
770,000	Global Atlantic Finance Co(b) 8.63%, 04/15/2021	849,246
700,000	GLP Capital LP / GLP Financing II Inc 5.25%, 06/01/2025	695,044
	Goldman Sachs Group Inc
8,135,000	CAD, 3.55%, 02/12/2021	5,994,706
940,000	3.79%, 05/15/2026(e) 3-mo. LIBOR + 1.17%	902,187
1,600,000	6.75%, 10/01/2037	1,808,626
825,000	Grupo de Inversiones Suramericana SA(b) 5.50%, 04/29/2026	825,000
510,000	Healthcare Trust of America Holdings LP 3.75%, 07/01/2027	485,865
1,000,000	Huntington Bancshares Inc(e)(j) 5.70%, Perpetual 3-mo. LIBOR + 2.88%	887,500
700,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp 6.38%, 12/15/2025	673,750
755,000	ING Groep NV(j) 6.00%, Perpetual	733,407
	International Lease Finance Corp
290,000	8.25%, 12/15/2020	311,916
1,105,000	4.63%, 04/15/2021	1,115,495
345,000	Jefferies Finance LLC / JFIN Co-Issuer Corp(b) 6.88%, 04/15/2022	335,513
	Jefferies Group LLC
485,000	6.88%, 04/15/2021	516,087
1,165,000	5.13%, 01/20/2023	1,191,112
705,000	6.45%, 06/08/2027	737,544
1,140,000	6.25%, 01/15/2036	1,144,126
1,000,000	JPMorgan Chase & Co(e)(j) 5.30%, Perpetual 3-mo. LIBOR + 3.80%	987,500
515,000	JPMorgan Chase Bank NA 1.65%, 09/23/2019	510,269
1,500,000	KeyCorp (e)(j) 5.00%, Perpetual 3-mo. LIBOR + 3.60%	1,370,625
Principal Amount(a)		Fair Value
Financial — (continued)
$ 1,000,000	KeyCorp Capital III 7.75%, 07/15/2029	$ 1,242,454
350,000	Lincoln National Corp(e) 4.51%, 04/20/2067 3-mo. LIBOR + 2.04%	272,825
2,472,000	Lloyds Banking Group PLC 4.58%, 12/10/2025	2,341,317
600,000	MBIA Insurance Corp(b)(e) 13.70%, 01/15/2033 3-mo. LIBOR + 11.26%	366,000
	MetLife Inc
245,000	9.25%, 04/08/2038(b)	308,700
915,000	2.41%, 08/01/2039	1,335,900
	Morgan Stanley
2,225,000	CAD, 3.13%, 08/05/2021	1,631,493
9,105,000	4.10%, 05/22/2023	9,117,605
1,950,000	4.35%, 09/08/2026	1,895,974
285,000	3.95%, 04/23/2027	268,843
400,000	MPT Operating Partnership LP / MPT Finance Corp 5.00%, 10/15/2027	365,750
1,410,000	Mutual of Omaha Insurance Co(b) 6.80%, 06/15/2036	1,756,917
1,345,000	Nationstar Mortgage Holdings Inc(b) 9.13%, 07/15/2026	1,308,013
	Navient Corp
190,000	5.50%, 01/25/2023	166,250
1,035,000	6.13%, 03/25/2024	887,513
395,000	5.88%, 10/25/2024	329,825
825,000	6.75%, 06/15/2026	684,750
3,035,000	5.63%, 08/01/2033	2,003,100
1,340,000	Old Republic International Corp 4.88%, 10/01/2024	1,392,755
535,000	Penn Mutual Life Insurance Co(b) 6.65%, 06/15/2034	631,376
	PNC Financial Services Group Inc(e)(j)
1,085,000	4.85%, Perpetual 3-mo. LIBOR + 3.04%	992,775
850,000	5.00%, Perpetual 3-mo. LIBOR + 3.30%	782,000
550,000	Prudential Financial Inc(e) 5.88%, 09/15/2042 3-mo. LIBOR + 4.17%	555,500
	Quicken Loans Inc(b)
495,000	5.75%, 05/01/2025	462,825
565,000	5.25%, 01/15/2028	500,025
535,000	Radian Group Inc 4.50%, 10/01/2024	484,844
	Royal Bank of Scotland Group PLC
620,000	6.10%, 06/10/2023	629,755
1,185,000	6.00%, 12/19/2023	1,199,266
833,000	Santander Holdings USA Inc 4.45%, 12/03/2021	847,395
1,740,000	Societe Generale SA(b) 4.75%, 11/24/2025	1,719,588

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND (FORMERLY GREAT-WEST LOOMIS SAYLES BOND FUND)
Schedule of Investments
As of December 31, 2018
Principal Amount(a)		Fair Value
Financial — (continued)
	Springleaf Finance Corp
$ 2,055,000	7.75%, 10/01/2021	$ 2,062,706
1,840,000	6.88%, 03/15/2025	1,646,800
1,900,000	Synchrony Financial 3.95%, 12/01/2027	1,601,234
900,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp(b) 6.75%, 06/01/2025	832,500
1,030,000	Toronto-Dominion Bank 3.63%, 09/15/2031	973,299
555,000	Turkiye Vakiflar Bankasi TAO(b) 5.63%, 05/30/2022	500,057
870,000	Voya Financial Inc(e) 5.65%, 05/15/2053 3-mo. LIBOR + 3.58%	817,626
2,500,000	Wells Fargo & Co(e)(j) 5.90%, Perpetual 3-mo. LIBOR + 3.11%	2,381,875
725,000	XLIT Ltd 6.25%, 05/15/2027	830,447
		100,446,792
Industrial — 3.34%
1,650,000	APL Ltd 8.00%, 01/15/2024	1,584,000
	Bombardier Inc(b)
3,330,000	6.00%, 10/15/2022(g)	3,121,875
1,550,000	CAD, 7.35%, 12/22/2026	1,066,108
870,000	CNH Industrial NV 4.50%, 08/15/2023	874,263
845,000	Embraer Netherlands Finance BV 5.40%, 02/01/2027	872,471
650,000	frontdoor Inc(b) 6.75%, 08/15/2026	617,500
352,000	Gates Global LLC / Gates Global Co(b)(g) 6.00%, 07/15/2022	344,960
600,000	Hillman Group Inc(b) 6.38%, 07/15/2022	486,000
800,000	Hulk Finance Corp(b) 7.00%, 06/01/2026	698,000
800,000	James Hardie International Finance Designated Activity Co(b) 5.00%, 01/15/2028	684,000
436,000	Leonardo US Holding Inc(b) 6.25%, 01/15/2040	405,480
	Masco Corp
466,000	7.75%, 08/01/2029	555,658
431,000	6.50%, 08/15/2032	476,793
400,000	New Enterprise Stone & Lime Co Inc(b) 10.13%, 04/01/2022	390,000
1,240,000	Oshkosh Corp 4.60%, 05/15/2028	1,219,850
502,000	Owens Corning 7.00%, 12/01/2036	555,711
Principal Amount(a)		Fair Value
Industrial — (continued)
$ 815,000	Reynolds Group Issuer Inc / Reynolds Group Issuer LLC(b) 7.00%, 07/15/2024	$ 776,287
895,000	Sealed Air Corp(b) 5.50%, 09/15/2025	883,812
	TransDigm Inc
415,000	6.50%, 07/15/2024	403,588
350,000	6.50%, 05/15/2025	334,250
900,000	Weekley Homes LLC / Weekley Finance Corp 6.63%, 08/15/2025	825,750
3,420,000	WestRock RKT Co 4.00%, 03/01/2023	3,418,207
		20,594,563
Technology — 1.92%
461,000	Advanced Micro Devices Inc(g) 7.00%, 07/01/2024	473,678
4,845,000	Apple Inc 1.80%, 05/11/2020	4,783,275
350,000	Banff Merger Sub Inc(b) 9.75%, 09/01/2026	320,250
895,000	Citrix Systems Inc 4.50%, 12/01/2027	855,933
	Dell International LLC / EMC Corp(b)
1,240,000	6.02%, 06/15/2026	1,246,170
1,080,000	8.10%, 07/15/2036	1,165,347
1,130,000	8.35%, 07/15/2046	1,224,768
635,000	Exela Intermediate LLC / Exela Finance Inc(b) 10.00%, 07/15/2023	606,425
1,250,000	Hewlett Packard Enterprise Co 6.35%, 10/15/2045	1,168,068
		11,843,914
Utilities — 1.03%
875,000	EDP Finance BV(b) 4.13%, 01/15/2020	875,910
	Enel Finance International NV(b)
800,000	4.63%, 09/14/2025	767,923
765,000	6.00%, 10/07/2039	759,157
315,000	Eskom Holdings SOC Ltd(b) 7.13%, 02/11/2025	287,265
	NGL Energy Partners LP / NGL Energy Finance Corp
1,090,000	7.50%, 11/01/2023	1,046,400
1,805,000	6.13%, 03/01/2025	1,552,300
1,125,000	Perusahaan Listrik Negara PT(b) 4.13%, 05/15/2027	1,040,837
		6,329,792
TOTAL CORPORATE BONDS AND NOTES — 57.44% (Cost $364,815,938)		$354,518,879

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND (FORMERLY GREAT-WEST LOOMIS SAYLES BOND FUND)
Schedule of Investments
As of December 31, 2018
Principal Amount(a)		Fair Value
CONVERTIBLE BONDS
Communications — 1.17%
$ 2,260,000	Booking Holdings Inc(g) 0.90%, 09/15/2021	$ 2,493,994
5,940,000	DISH Network Corp 2.38%, 03/15/2024	4,729,226
53,094	Liberty Interactive LLC 3.50%, 01/15/2031	33,099
		7,256,319
Consumer, Cyclical — 0.13%
810,000	KB Home 1.38%, 02/01/2019	804,936
Energy — 0.16%
290,000	Chesapeake Energy Corp 5.50%, 09/15/2026	233,410
805,000	SM Energy Co(g) 1.50%, 07/01/2021	748,259
		981,669
Financial — 0.16%
1,080,000	iStar Inc 3.13%, 09/15/2022	973,123
Technology — 2.08%
375,000	Evolent Health Inc 2.00%, 12/01/2021	415,828
1,070,000	Microchip Technology Inc 1.63%, 02/15/2025	1,509,706
	Nuance Communications Inc
615,000	1.25%, 04/01/2025	541,699
3,517,000	1.50%, 11/01/2035	3,292,242
1,685,000	1.00%, 12/15/2035	1,459,453
2,435,000	ON Semiconductor Corp 1.00%, 12/01/2020	2,684,587
2,505,000	Rovi Corp 0.50%, 03/01/2020	2,379,750
685,000	Western Digital Corp(b) 1.50%, 02/01/2024	555,125
		12,838,390
TOTAL CONVERTIBLE BONDS — 3.70% (Cost $22,936,572)		$ 22,854,437
FOREIGN GOVERNMENT BONDS AND NOTES
375,000	Angolan Government International Bond(b) 9.38%, 05/08/2048	350,655
	Argentine Republic Government International Bond
1,110,000	6.88%, 01/26/2027	846,375
371,540	8.28%, 12/31/2033(k)	289,801
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
	Brazil Notas do Tesouro Nacional Series F
$ 1,700 (l)	BRL, 10.00%, 01/01/2023	$ 459,378
1,700(l)	BRL, 10.00%, 01/01/2025	457,940
3,625,000	Canadian Government Bond CAD, 0.75%, 09/01/2020	2,607,892
525,000,000	Chile Government International Bond CLP, 5.50%, 08/05/2020	776,920
4,000,000,000	Colombia Government International Bond COP, 4.38%, 03/21/2023	1,165,323
	Costa Rica Government International Bond(b)
500,000	4.38%, 04/30/2025	423,125
230,000	7.00%, 04/04/2044	195,213
	Dominican Republic International Bond(b)
200,000	6.88%, 01/29/2026	209,750
1,250,000	5.95%, 01/25/2027	1,245,313
885,000	6.00%, 07/19/2028	882,788
1,055,000	Ecuador Government International Bond(b) 8.88%, 10/23/2027	909,938
1,855,000	Indonesia Government International Bond(b) 8.50%, 10/12/2035	2,494,930
885,000	Ivory Coast Government International Bond(b) 6.38%, 03/03/2028	796,412
1,200,000	Jordan Government International Bond(b)(g) 5.75%, 01/31/2027	1,100,098
	Mexican Bonos
835,000 (m)	MXP, 6.50%, 06/10/2021	4,055,529
235,000 (m)	MXP, 6.50%, 06/09/2022	1,122,255
845,500 (m)	MXP, 8.00%, 12/07/2023	4,198,986
758,000 (m)	MXP, 10.00%, 12/05/2024	4,096,731
115,000 (m)	MXP, 7.75%, 05/29/2031	540,013
520,000	Mexico Government International Bond 4.15%, 03/28/2027	502,793
900,000	Morocco Government International Bond(b) 5.50%, 12/11/2042	918,909
10,505,000	New South Wales Treasury Corp AUD, 3.50%, 03/20/2019	7,422,712
12,670,000	New Zealand Government Bond NZD, 5.00%, 03/15/2019	8,559,851
920,000	Nigeria Government International Bond(b) 6.50%, 11/28/2027	812,121
	Norway Government Bond(b)
9,545,000	NOK, 4.50%, 05/22/2019	1,119,039
6,650,000	NOK, 3.75%, 05/25/2021	816,172
	Oman Government International Bond(b)
1,290,000	5.38%, 03/08/2027	1,127,813

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND (FORMERLY GREAT-WEST LOOMIS SAYLES BOND FUND)
Schedule of Investments
As of December 31, 2018
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
$ 400,000	5.63%, 01/17/2028	$ 352,150
1,335,000	Provincia de Buenos Aires(b) 7.88%, 06/15/2027	961,213
11,500,000	Republic of South Africa Government Bond ZAR, 7.75%, 02/28/2023	789,529
	Republic of South Africa Government International Bond
645,000	4.30%, 10/12/2028	574,367
580,000	5.65%, 09/27/2047	515,562
1,765,000	Saudi Government International Bond(b) 3.25%, 10/26/2026	1,650,162
	Turkey Government International Bond
1,345,000	4.88%, 10/09/2026	1,190,876
780,000	6.00%, 03/25/2027	733,437
	Ukraine Government International Bond(b)
1,050,000	7.75%, 09/01/2023	943,803
1,000,000	7.75%, 09/01/2026	851,550
1,700,000	Venezuela Government International Bond(h) 7.65%, 04/21/2025	382,500
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 9.63% (Cost $73,798,192)		$ 59,449,924
MORTGAGE-BACKED SECURITIES
Non-Agency — 3.48%
1,346,000	Agate Bay Mortgage Trust(b)(c) Series 2016-3 Class A5 3.50%, 08/25/2046	1,339,999
780,513	Angel Oak Mortgage Trust LLC(b)(c) Series 2017-3 Class A1 2.71%, 11/25/2047	774,221
187,208	Cascade Funding Mortgage Trust(b)(c) Series 2018-RM2 Class A 4.00%, 10/25/2068	188,184
120,690	Citigroup Mortgage Loan Trust(b)(c) Series 2018-RP3 Class A1 3.25%, 03/25/2061	120,177
	COLT Mortgage Loan Trust(b)(c)
	Series 2017-1 Class A3
198,101	3.07%, 05/27/2047	196,642
	Series 2018-3 Class A1
3,271,655	3.69%, 10/26/2048	3,267,391
1,500,000	COMM Mortgage Trust(b)(c) Series 2014-277P Class A 3.61%, 08/10/2049	1,520,846
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 177,465	CSMC Trust(b)(c) Series 2017-FHA1 Class A1 3.25%, 04/25/2047	$ 173,195
	Deephaven Residential Mortgage Trust(b)(c)
	Series 2017-2A Class A1
2,265,463	2.45%, 06/25/2047	2,228,098
	Series 2018-3A Class A1
1,618,760	3.79%, 08/25/2058	1,621,901
484,606	Ellington Financial Mortgage Trust(b)(c) Series 2018-1 Class A1FX 4.14%, 10/25/2058	487,084
472,038	Galton Funding Mortgage Trust(b)(c) Series 2018-2 Class A41 4.50%, 10/25/2058	478,382
6,993	GS Mortgage Securities Trust(c) Series 2007-GG10 Class AM 5.78%, 08/10/2045	7,083
260,000	Homeward Opportunities Fund I Trust(b)(c) Series 2018-2 Class A1 3.99%, 11/25/2058	259,994
106,026	Institutional Mortgage Securities Canada Inc(b) Series 2014-5A Class A1 CAD, 2.00%, 07/12/2047	77,663
	JP Morgan Mortgage Trust(b)(c)
	Series 2014-2 Class 2A2
919,851	3.50%, 06/25/2029	919,563
	Series 2018-8 Class A3
2,363,046	4.00%, 01/25/2049	2,370,799
1,969,247	New Residential Mortgage Loan Trust(b)(e) Series 2018-4A Class A1S 3.26%, 01/25/2048 1-mo. LIBOR + 0.75%	1,958,884
813,421	OBX Trust(b)(c) Series 2018-EXP2 Class 1A1 4.00%, 11/25/2048	812,189
811,804	Verus Securitization Trust(b)(c) Series 2018-3 Class A1 4.11%, 10/25/2058	819,223
1,910,000	Wells Fargo Commercial Mortgage Trust Series 2015-LC20 Class B 3.72%, 04/15/2050	1,848,724

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND (FORMERLY GREAT-WEST LOOMIS SAYLES BOND FUND)
Schedule of Investments
As of December 31, 2018
Principal Amount(a)		Fair Value
TOTAL MORTGAGE-BACKED SECURITIES — 3.48% (Cost $21,464,056)		$ 21,470,242
MUNICIPAL BONDS AND NOTES
Municipal Bonds And Notes — 0.38%
$ 2,495,000	Tobacco Settlement Financing Corp Series A-1 6.71%, 06/01/2046	$ 2,354,457
TOTAL MUNICIPAL BONDS AND NOTES — 0.38% (Cost $2,482,430)		$ 2,354,457
U.S. GOVERNMENT AGENCY BONDS AND NOTES
	Federal National Mortgage Association
1,046,962	4.00%, 09/01/2047	1,067,878
953,427	4.00%, 05/01/2048	972,419
TOTAL U.S. GOVERNMENT AGENCY BONDS AND NOTES — 0.33% (Cost $2,028,945)		$ 2,040,297
U.S. TREASURY BONDS AND NOTES
	United States Treasury Note/Bond
3,510,000	1.25%, 03/31/2019	3,499,979
2,325,000	1.13%, 08/31/2021	2,243,910
1,995,000	2.88%, 08/15/2028	2,027,270
6,950,000	3.00%, 08/15/2048(g)	6,929,107
TOTAL U.S. TREASURY BONDS AND NOTES — 2.38% (Cost $14,099,110)		$ 14,700,266
Shares
COMMON STOCK
Communications — 0.61%
132,299	AT&T Inc	3,775,813
Consumer, Cyclical — 0.21%
172,110	Ford Motor Co	1,316,641
Energy — 0.02%
42,007	Chesapeake Energy Corp(g)(n)	88,215
Industrial — 0.41%
58,834	Arconic Inc	991,941
Shares		Fair Value
Industrial — (continued)
51,679	Corning Inc	$ 1,561,223
		2,553,164
TOTAL COMMON STOCK — 1.25% (Cost $9,066,242)		$ 7,733,833
CONVERTIBLE PREFERRED STOCK
Energy — 0.02%
203	Chesapeake Energy Corp, 5.75%(b)	105,943
TOTAL CONVERTIBLE PREFERRED STOCK — 0.02% (Cost $196,433)		$ 105,943
PREFERRED STOCK
Energy — 0.28%
10,011	Chesapeake Energy Corp(g)	484,616
30,000	El Paso Energy Capital Trust I(g)	1,251,105
		1,735,721
Financial — 0.60%
1,484	Bank of America Corp	1,858,710
38,471	iStar Inc	1,627,700
3,200	Welltower Inc	201,787
		3,688,197
Utilities — 0.14%
25,000	Southern California Edison Co	511,000
3,600	Union Electric Co	363,600
		874,600
TOTAL PREFERRED STOCK — 1.02% (Cost $5,614,073)		$ 6,298,518

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND (FORMERLY GREAT-WEST LOOMIS SAYLES BOND FUND)
Schedule of Investments
As of December 31, 2018
Principal Amount		Fair Value
SHORT TERM INVESTMENTS
Commercial Paper — 0.52%
$ 3,357,000	Ford Motor Credit Co LLC 4.08%, 12/02/2019	$ 3,227,051
U.S. Government Agency Bonds and Notes — 0.18%
1,100,000	Federal Home Loan Bank 2.13%, 01/02/2019	1,099,936
U.S. Treasury Bonds and Notes — 1.29%
8,005,000	U.S. Treasury Bills 2.21%, 04/25/2019	7,949,439
Repurchase Agreements — 4.84%
7,099,331	Undivided interest of 12.78% in a repurchase agreement (principal amount/value $55,684,707 with a maturity value of $55,694,050) with RBC Capital Markets Corp, 3.02%, dated 12/31/18 to be repurchased at $7,099,331 on 1/2/19 collateralized by various U.S. Government Agency securities, 3.00% - 7.00%, 10/1/25 - 10/20/48, with a value of $56,798,401.(o)	7,099,331
7,099,331	Undivided interest of 14.81% in a repurchase agreement (principal amount/value $48,041,561 with a maturity value of $48,049,301) with Bank of Montreal, 2.90%, dated 12/31/18 to be repurchased at $7,099,331 on 1/2/19 collateralized by various U.S. Government Agency securities, 3.00% - 4.00%, 4/20/46 - 11/1/48, with a value of $49,002,392.(o)	7,099,331
7,099,331	Undivided interest of 19.65% in a repurchase agreement (principal amount/value $36,206,342 with a maturity value of $36,212,376) with Merrill Lynch, Pierce, Fenner & Smith, 3.00%, dated 12/31/18 to be repurchased at $7,099,331 on 1/2/19 collateralized by various U.S. Government Agency securities, 2.73% - 5.50%, 1/1/34 - 1/1/49, with a value of $36,930,469.(o)	7,099,331
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 1,474,477	Undivided interest of 24.45% in a repurchase agreement (principal amount/value $6,043,463 with a maturity value of $6,044,443) with Mizuho Securities (USA) LLC, 2.92%, dated 12/31/18 to be repurchased at $1,474,477 on 1/2/19 collateralized by U.S. Treasury securities, 1.88% - 2.63%, 2/29/24 - 9/9/49, with a value of $6,164,334.(o)	$ 1,474,477
7,099,331	Undivided interest of 35.80% in a repurchase agreement (principal amount/value $19,865,806 with a maturity value of $19,869,139) with Citigroup Global Markets Inc, 3.02%, dated 12/31/18 to be repurchased at $7,099,331 on 1/2/19 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 2.50% - 8.00%, 1/25/19 - 7/15/60, with a value of $20,263,122.(o)	7,099,331
		29,871,801
SHORT TERM INVESTMENTS — 6.83% (Cost $42,148,227)		$ 42,148,227
TOTAL INVESTMENTS — 102.54% (Cost $660,478,564)		$632,894,469
OTHER ASSETS & LIABILITIES, NET — (2.54)%		$ (15,667,643)
TOTAL NET ASSETS — 100.00%		$617,226,826

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND (FORMERLY GREAT-WEST LOOMIS SAYLES BOND FUND)
Schedule of Investments
As of December 31, 2018
(a)	Amount is stated in U.S. dollars unless otherwise noted.
(b)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(c)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(d)	Step bond; a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield at December 31, 2018. Maturity date disclosed represents final maturity date.
(e)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2018.
(f)	All or a portion of this position has not settled as of December 31, 2018.The interest rate shown represents the stated spread over the LIBOR or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point the LIBOR will be established.
(g)	All or a portion of the security is on loan at December 31, 2018.
(h)	Security in default; no interest payments received during the last 12 months.
(i)	Restricted security; further details of these securities are included in a subsequent table.
(j)	Security has no contractual maturity date and pays an indefinite stream of interest.
(k)	Security in default; some interest payments received during the last 12 months.
(l)	Principal amount is stated in 1,000 Brazilian Real Units.
(m)	Principal amount is stated in 100 Mexican Peso Units.
(n)	Non-income producing security.
(o)	Collateral received for securities on loan.
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LP	Limited Partnership
At December 31, 2018, the Fund held the following restricted securities:
Security	Coupon	Maturity Date	Acquisition Dates	Cost	Fair Value	Fair Value as a Percentage of Net Assets
Corporate Bonds and Notes
AGFC Capital Trust I	4.19%	01/15/2067	05/03/2011	$70,135	$40,000	0.01%

Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
GBP	British Pound
KZT	Kazakhstani Tenge
MXP	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
ZAR	South African Rand
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2018
Great-West Multi-Sector Bond Fund (formerly Great-West Loomis Sayles Bond Fund)
ASSETS:
Investments in securities, fair value (including $29,198,064 of securities on loan)(a)	$603,022,668
Repurchase agreements, fair value(b)	29,871,801
Cash	16,440,183
Cash denominated in foreign currencies, fair value(c)	82,308
Dividends and interest receivable	6,997,681
Subscriptions receivable	719,416
Receivable for investments sold	907,238
Total Assets	658,041,295
LIABILITIES:
Payable for director fees	4,279
Payable for distribution fees	25
Payable for investments purchased	9,252,970
Payable for other accrued fees	67,101
Payable for shareholder services fees	60,096
Payable to investment adviser	298,119
Payable upon return of securities loaned	29,871,801
Redemptions payable	1,260,078
Total Liabilities	40,814,469
NET ASSETS	$617,226,826
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$6,283,518
Paid-in capital in excess of par	639,662,222
Total distributable earnings	(28,718,914)
NET ASSETS	$617,226,826
NET ASSETS BY CLASS
Investor Class	$195,274,762
Class L	$111,840
Institutional Class	$421,840,224
CAPITAL STOCK:
Authorized
Investor Class	80,000,000
Class L	15,000,000
Institutional Class	150,000,000
Issued and Outstanding
Investor Class	15,476,044
Class L	11,900
Institutional Class	47,347,233
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$12.62
Class L	$9.40
Institutional Class	$8.91
(a) Cost of investments	$630,606,763
(b) Cost of repurchase agreements	$29,871,801
(c) Cost of cash denominated in foreign currencies	$82,308
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2018
Great-West Multi-Sector Bond Fund (formerly Great-West Loomis Sayles Bond Fund)
INVESTMENT INCOME:
Interest	$33,210,411
Income from securities lending	380,119
Dividends	750,440
Total Income	34,340,970
EXPENSES:
Management fees	3,686,857
Shareholder services fees – Investor Class	851,700
Shareholder services fees – Class L	85
Audit and tax fees	37,292
Custodian fees	55,970
Director's fees	18,081
Distribution fees – Class L	61
Legal fees	2,762
Pricing fees	43,038
Registration fees	55,521
Shareholder report fees	4,924
Transfer agent fees	9,181
Other fees	1,295
Total Expenses	4,766,767
Less amount waived by investment adviser	29,722
Less amount waived by distributor - Class L	8
Net Expenses	4,737,037
NET INVESTMENT INCOME	29,603,933
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments and foreign currency transactions	(460,246)
Net change in unrealized depreciation on investments and foreign currency translations	(48,627,045)
Net Realized and Unrealized Loss	(49,087,291)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,483,358)
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2018 and 2017
Great-West Multi-Sector Bond Fund (formerly Great-West Loomis Sayles Bond Fund)	2018	2017
OPERATIONS:
Net investment income	$29,603,933	$28,544,416
Net realized loss	(460,246)	(2,846,035)
Net change in unrealized appreciation (depreciation)	(48,627,045)	21,213,671
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,483,358)	46,912,052
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(6,675,662)	(5,258,608) (a)
Class L(b)	(3,569)	-
Institutional Class	(23,763,254)	(16,421,470) (c)
From Net Investment Income and Net Realized Gains	(30,442,485)	(21,680,078)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	48,117,714	75,651,516
Class L(b)	220,423	-
Institutional Class	84,486,086	117,075,873
Shares issued in reinvestment of distributions
Investor Class	6,675,662	5,258,608
Class L(b)	3,569	-
Institutional Class	23,763,254	16,421,470
Shares redeemed
Investor Class	(131,254,590)	(121,745,301)
Class L(b)	(105,485)	-
Institutional Class	(141,885,057)	(63,206,667)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(109,978,424)	29,455,499
Total Increase (Decrease) in Net Assets	(159,904,267)	54,687,473
NET ASSETS:
Beginning of year	777,131,093	722,443,620
End of year(d)	$617,226,826	$777,131,093
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	3,631,463	5,704,273
Class L(b)	22,237	-
Institutional Class	8,869,078	12,075,542
Shares issued in reinvestment of distributions
Investor Class	518,526	395,974
Class L(b)	381	-
Institutional Class	2,608,828	1,702,186
Shares redeemed
Investor Class	(9,938,392)	(9,170,577)
Class L(b)	(10,718)	-
Institutional Class	(14,950,662)	(6,527,823)
Net Increase (Decrease)	(9,249,259)	4,179,575
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2018 and 2017
(a)	For the year ended December 31, 2017, total distributions from the Investor Class consisted of net investment income of $5,258,608 and net realized gains of $0. The SEC eliminated the requirement to disclose the breakout of distributions from net investment income and realized gain/loss in 2018.
(b)	Class L inception date was September 10, 2018.
(c)	For the year ended December 31, 2017, total distributions from the Institutional Class consisted of net investment income of $16,421,470 and net realized gains of $0. The SEC eliminated the requirement to disclose the breakout of distributions from net investment income and realized gain/loss in 2018.
(d)	For the year ended December 31, 2017, net assets included undistributed (overdistributed) net investment income of $403,091. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND (FORMERLY GREAT-WEST LOOMIS SAYLES BOND FUND)
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2018	$13.42	0.52	(0.93)	(0.41)	(0.32)	(0.07)	(0.39)	$12.62	(3.10%)
12/31/2017	$12.85	0.47	0.33	0.80	(0.23)	-	(0.23)	$13.42	6.27%
12/31/2016	$11.88	0.52	0.82	1.34	(0.30)	(0.07)	(0.37)	$12.85	11.38%
12/31/2015	$13.20	0.46	(1.31)	(0.85)	(0.31)	(0.16)	(0.47)	$11.88	(6.55%)
12/31/2014	$13.72	0.50	(0.02)	0.48	(0.53)	(0.47)	(1.00)	$13.20	3.45%
Class L
12/31/2018 (d)	$10.00	0.14	(0.42)	(0.28)	(0.25)	(0.07)	(0.32)	$ 9.40	(2.79%) (e)
Institutional Class
12/31/2018	$ 9.68	0.41	(0.67)	(0.26)	(0.44)	(0.07)	(0.51)	$ 8.91	(2.80%)
12/31/2017	$ 9.40	0.38	0.24	0.62	(0.34)	-	(0.34)	$ 9.68	6.68%
12/31/2016	$ 8.84	0.42	0.61	1.03	(0.40)	(0.07)	(0.47)	$ 9.40	11.79%
12/31/2015 (f)	$10.00	0.26	(0.97)	(0.71)	(0.31)	(0.14)	(0.45)	$ 8.84	(7.17%) (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(g)
Supplemental Data and Ratios
Investor Class
12/31/2018	$195,275	0.91%	0.90%	3.93%	61%
12/31/2017	$285,372	0.90%	0.90%	3.57%	19%
12/31/2016	$312,781	0.90%	0.90%	4.16%	20%
12/31/2015	$327,015	0.90%	0.90%	3.58%	35%
12/31/2014	$780,472	0.90%	0.90%	3.56%	21%
Class L
12/31/2018 (d)	$ 112	76.93% (h)	1.14% (h)	4.60% (h)	61%
Institutional Class
12/31/2018	$421,840	0.55%	0.55%	4.31%	61%
12/31/2017	$491,759	0.55%	0.55%	3.91%	19%
12/31/2016	$409,663	0.55%	0.55%	4.51%	20%
12/31/2015 (f)	$392,917	0.55% (h)	0.55% (h)	4.07% (h)	35%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Class L inception date was September 10, 2018.
(e)	Not annualized for periods less than one full year.
(f)	Institutional Class inception date was May 1, 2015.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND (FORMERLY GREAT-WEST LOOMIS SAYLES BOND FUND)
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-five funds. Interests in the Great-West Multi-Sector Bond Fund (Formerly Great-West Loomis Sayles Bond Fund) (the Fund) are included herein. The investment objective of the Fund is to seek high total investment return through a combination of current income and capital appreciation. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers three share classes, referred to as Investor Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.

Annual Report - December 31, 2018

Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Fixed income investments, including bank loans, are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Asset-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, and monthly payment information.
Bank Loans	Broker quotes, Loan Syndications and Trading Association daily marks, loan analytics and market news.
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Convertible Bonds, Convertible Preferred Stock, Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Foreign Government Bonds and Notes	Benchmark yields, executed trades, broker/dealer quotes, credit information, collateral attributes, issuer spreads, benchmark securities, treasury/swap maturity curves, issuer spread curves, evaluated bids, market corroborated inputs, offers and reference data including market research publications.
Mortgage-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, TBA prices, monthly payment information and third party real estate analysis.
Municipal Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include reported trades, benchmark yields, new issue data, and material event notices.

Annual Report - December 31, 2018

U.S. Government Agency Bonds and Notes, U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2018, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Asset-Backed Securities	$ —	$ 44,002,074	$ —	$ 44,002,074
Bank Loans	—	55,217,372	—	55,217,372
Corporate Bonds and Notes	—	354,518,879	—	354,518,879
Convertible Bonds	—	22,854,437	—	22,854,437
Foreign Government Bonds and Notes	—	59,449,924	—	59,449,924
Mortgage-Backed Securities	—	21,470,242	—	21,470,242
Municipal Bonds and Notes	—	2,354,457	—	2,354,457
U.S. Government Agency Bonds and Notes	—	2,040,297	—	2,040,297
U.S. Treasury Bonds and Notes	—	14,700,266	—	14,700,266
Common Stock	7,733,833	—	—	7,733,833
Convertible Preferred Stock	—	105,943	—	105,943
Preferred Stock	874,600	5,423,918	—	6,298,518
Short Term Investments	—	42,148,227	—	42,148,227
Total Assets	$ 8,608,433	$ 624,286,036	$ 0	$ 632,894,469
Restricted Securities
Investments in securities include issues that are restricted. A restricted security may have contractual restrictions on resale and is valued under methods approved by the Board of Directors reflecting fair value. Restricted securities are marked with an applicable footnote on the Schedule of Investments and are reported in a table following the Schedule of Investments.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Annual Report - December 31, 2018

Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	2018	2017
Ordinary income	$26,413,566	$21,680,078
Long-term capital gain	4,028,919	-
	$30,442,485	$21,680,078
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, market discount adjustments, real estate investment trust securities and foreign currency reclassifications.

Annual Report - December 31, 2018

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$473,020
Undistributed long-term capital gains	—
Capital loss carryforwards	—
Post-October losses	(1,551,853)
Net unrealized depreciation	(27,640,081)
Tax composition of capital	$(28,718,914)
At December 31, 2018, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2018, the Fund utilized $349,125 of capital loss carryforwards to offset capital gains realized in that fiscal year. At December 31, 2018, there were no remaining capital loss carryforwards.
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$(297,186)	$(1,254,667)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2018 were as follows:
Federal tax cost of investments	$660,534,550
Gross unrealized appreciation on investments	15,913,393
Gross unrealized depreciation on investments	(43,553,474)
Net unrealized depreciation on investments	$(27,640,081)
Application of Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued ASU No. 2017-08, "Receivables-Nonrefundable Fees and Other Costs: Premium Amortization on Purchased Callable Debt Securities" (ASU No. 2017-08). ASU No. 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening the amortization period for the premium to the earliest call date. The accounting changes in ASU 2017-08 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund adopted ASU No. 2017-08 for its fiscal year beginning January 1, 2019. The adoption of ASU No. 2017-08 did not have an impact on the Fund’s financial position or the results of its operations.
In August 2018, the Financial Accounting Standards Board issued ASU No. 2018-13, “Fair-Value Measurement: Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (ASU No. 2018-13). ASU No. 2018-13 modifies the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. The disclosure changes in ASU 2018-13 are effective for the first interim or annual period beginning after December 15, 2019. Early adoption is permitted for any eliminated or modified disclosures. The Fund has evaluated the impact of ASU No. 2018-13 and has adopted the changes into these financial statements. These changes are reflected in Note 1.
In October 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to U.S. GAAP for investment companies. The Fund adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund's adoption of those amendments, effective with the financial statements prepared as of December 31, 2018, had no effect on the Fund's financial position or the results of its operations.

Annual Report - December 31, 2018

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.52% of the Fund’s average daily net assets up to $1 billion dollars, 0.47% of the Fund’s average daily net assets over $1 billion dollars and 0.42% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.55% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees, distribution fees and certain extraordinary expenses (the “Expense Limit”). The agreement’s current term ends on April 30, 2019 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years, if the Fund's other expenses including such recoupment do not exceed the Expense Limit. At December 31, 2018, the amounts subject to recoupment were as follows:
Expires December 31, 2020	Expires December 31, 2021	Recoupment of Past Reimbursed Fees by the Adviser
$16,264	$29,722	$0
Effective August 24, 2018, the Adviser and Great-West Funds have entered into a sub-advisory agreement with Loomis, Sayles & Company, L.P. and Newfleet Asset Management, LLC. Prior to that date, the Adviser and Great-West Funds had a sub-advisory agreement with Loomis, Sayles & Company, L.P.. The Adviser is responsible for compensating the Sub-Advisers for their services.
Great-West Funds has entered into a shareholder services agreement with GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Investor Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund. The Fund has entered into a plan of distribution which provides for compensation for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The distribution plan provides for a maximum fee equal to an annual rate of 0.25% of the average daily net assets of the Class L shares. The Distributor has agreed to voluntarily waive all 12b-1 fees attributable to Class L shares purchased by the Adviser in consideration for the Adviser providing initial capital to the Fund. The amount waived, if any, is reflected in the Statement of Operations.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-five funds for which they serve as directors was $990,000 for the year ended December 31, 2018.
3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $387,362,215 and $280,685,522, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $12,657,582 and $75,611,931, respectively.

Annual Report - December 31, 2018

4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2018, the Fund had securities on loan valued at $29,198,064 and received collateral as reported on the Statement of Assets and Liabilities of $29,871,801 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. The following table summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of December 31, 2018. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
Security lending transactions	Total (a)
Corporate Bonds and Notes	$18,036,012
Convertible Bonds	3,333,195
Foreign Government Bonds and Notes	1,164,000
U.S. Treasury Bonds and Notes	7,106,375
Common Stocks	93,569
Preferred Stock	138,650
Total secured borrowings	$29,871,801
(a)	The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.
5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
6.  SUBSEQUENT EVENT
Management has reviewed all events subsequent to December 31, 2018, including the estimates inherent in the process of preparing these financial statements, through the date the financial statements were issued. No subsequent events requiring adjustment or disclosure have occurred.

Annual Report - December 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Multi-Sector Bond Fund (formerly known as the Great-West Loomis Sayles Bond Fund) (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 22, 2019
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2018, 2% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 75	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Guaranty Bancorp & Gold, Inc.	65	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 75	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	65	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 64	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Investment Holdings, LLC; Senior Managing Director, CBIZ MHM, LLC	65	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 59	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Colorado Developmental Disabilities Council; Regional Center Task Force; and Mental Health Center of Denver	65	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 55	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC; Member, Fios Partners LLC, Fios Holdings LLC, Roubaix Capital LLC; and Sole Member, Fios Companies LLC	65	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 56	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and Advised Assets Group, LLC ("AAG"); formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	65	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 56	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	65	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 62	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 44	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A and Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 51	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President Investment Accounting and Global Middle Office, GWL&A; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Cara B. Owen 8515 East Orchard Road, Greenwood Village, CO 80111 37	Senior Counsel & Assistant Secretary	Since 2015	Senior Counsel, Products, GWL&A; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 51	Assistant Treasurer	Since 2007	Director, Investment Operations, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 43	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a sub-adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Invesco Advisers, Inc., the sub-adviser of the Great-West Invesco Small Cap Value Fund, (iii) a mutual fund advised by T. Rowe Price Associates, Inc., the sub-adviser of the Great-West T. Rowe Price Equity Income and Great-West T. Rowe Price Mid Cap Growth Funds, and (iv) a mutual fund advised by J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of Independence Capital Asset Partners, LLC (“ICAP”), which has a prime brokerage and institutional trading relationship with Goldman Sachs & Co., the parent company of Goldman Sachs Asset Management, LP, the sub-adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds. ICAP previously was a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of both Franklin Advisers, Inc., a sub-adviser of the Great-West Global Bond Fund, and Franklin Templeton Institutional, LLC, a sub-adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds' Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $834,600 for fiscal year 2017 and $1,059,880 for fiscal year 2018.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $50,000 for fiscal year 2017 and $60,000 for fiscal year 2018. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2017 and $0 for fiscal year 2018.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2017 equaled $1,480,500 and for fiscal year 2018 equaled $1,167,000.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on March 1, 2017 (File No. 2-75503).
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:February 22, 2019
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:February 22, 2019
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 22, 2019